UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street, 14th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure.

On December 16, 2020, MeiraGTx Holdings plc (the “Company”) issued a press release announcing that the Company would host a webcast and conference call on December 17, 2020 at 8:00 a.m. ET to provide an update on the Company’s AAV-hAQP1 clinical program for the treatment of radiation-induced xerostomia. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

Recent Developments

On December 17, 2020, the Company provided an update on the first cohort of patients (n=3) treated in the Company’s Phase 1 AQUAx clinical trial of AAV-hAQP1, an investigational gene therapy in development for the treatment of radiation-induced xerostomia. Of the three patients treated in Cohort 1, one patient has reached the 12-month assessment and two have passed the 6-month assessment.  In these patients, AAV-hAQP1 has been well tolerated with no dose limiting toxicity and no serious adverse events reported. Encouraging responses have been seen in both patient-reported measures of xerostomia symptoms and in salivary output in the patients treated in Cohort 1, with complete resolution of symptoms in the patient who has reached the 12-month timepoint.  Based on the encouraging safety and tolerability profile from Cohort 1, the Company is initiating plans for a Phase 2 efficacy and safety clinical trial for the treatment of patients with radiation-induced xerostomia.

The Phase 1 AQUAx clinical trial is an open-label, non-randomized, dose escalation trial designed to evaluate the safety of the Company’s investigational gene therapy AAV-hAQP1 when administered via Stensen’s duct to a single parotid gland in patients who have been diagnosed with grade 2 or 3 radiation-induced xerostomia and who have remained cancer free for at least five years (or at least two years if HPV+) after receiving radiation treatment for head and neck cancer. Primary endpoint of the trial is safety, with efficacy endpoints including the evaluation of the change in parotid gland salivary output after treatment with AAV-hAQP1 and patient reported measures of xerostomia symptoms.

Forward Looking Statement

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the development and efficacy of AAV-hAQP1, plans to advance AAV-hAQP1 into Phase 2 clinical trial and anticipated milestones regarding our clinical data and reporting of such data and the timing of results of data, including in light of the COVID-19 pandemic, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our incurrence of significant losses; any inability to achieve or maintain profitability, raise additional capital, identify additional and develop existing product candidates, successfully execute strategic priorities, bring product candidates to market, expansion of our manufacturing facilities and processes, successfully enroll patients in and complete clinical trials, accurately predict growth assumptions, recognize benefits of any orphan drug designations, retain key personnel or attract qualified employees, or incur expected levels of operating expenses; the impact of the COVID-19 pandemic on the status, enrollment, timing and results of our clinical trials and on our business, results of operations and financial condition; failure of early data to predict eventual outcomes; failure to obtain FDA or other regulatory approval for product candidates within expected time frames or at all; the novel nature and impact of negative public opinion of gene therapy; failure to comply with ongoing regulatory obligations; contamination or shortage of raw materials or other manufacturing issues; changes in healthcare laws; risks associated with our international operations; significant competition in the pharmaceutical and biotechnology industries; dependence on third parties; risks related to intellectual property; changes in tax policy or treatment; our ability to utilize our loss and tax credit carryforwards; litigation risks; and the other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors & Media section of our website at https://investors.meiragtx.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, unless required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press release of MeiraGTx Holdings plc, dated December 16, 2020.

104	Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020

MEIRAGTX HOLDINGS PLC

By:	/s/ Richard Giroux
Name:	Richard Giroux
Title:	Chief Financial Officer and Chief Operating Officer

4